                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      21
             NOTES TO FINANCIAL STATEMENTS      26
            REPORT OF INDEPENDENT AUDITORS      30

    TRUST OFFICERS AND IMPORTANT ADDRESSES      31

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. Gross Domestic Product
Sep 98                                                                                       3.80
Dec 98                                                                                       5.90
Mar 99                                                                                       3.50
Jun 99                                                                                       2.50
Sep 99                                                                                       5.70
Dec 99                                                                                       8.30
Mar 00                                                                                       4.80
Jun 00                                                                                       5.60
Sep 00                                                                                       2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VIN
-----------------------------------------------------------------------
One-year total return based on market price(1)               26.59%
-----------------------------------------------------------------------
One-year total return based on NAV(2)                         2.80%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock price(3)     9.14%
-----------------------------------------------------------------------
Net asset value                                               $6.85
-----------------------------------------------------------------------
Closing common stock price                                  $6.5625
-----------------------------------------------------------------------
One-year high common stock price (09/01/00)                 $6.8750
-----------------------------------------------------------------------
One-year low common stock price (03/15/00)                  $5.6250
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. As a result of recent market activity, current performance may vary from the figures shown. Trust shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

[PIE CHART]
As of December 31, 2000
- AAA/Aaa............  53.6%
- A/A................   0.5%
- BBB/Baa............   1.3%
- BB/Ba..............   8.5%
- B/B................  31.5%
- CCC/Caa............   2.0%
- CC/Ca..............   0.4%
- Non-Rated..........   2.0%
- Other..............   0.2%
[PIE CHART]
As of December 31, 1999
- AAA/Aaa............  45.7%
- AA/Aa..............   0.5%
- BBB/Baa............   1.1%
- BB/Ba..............   9.1%
- B/B................  35.1%
- CCC/Caa............   3.1%
- CC/Ca..............   0.5%
- C/C................   0.3%
- Non-Rated..........   4.3%
- Other..............   0.3%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended December 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/00                                                                             0.05
2/00                                                                             0.05
3/00                                                                             0.05
4/00                                                                             0.05
5/00                                                                             0.05
6/00                                                                             0.05
7/00                                                                             0.05
8/00                                                                             0.05
9/00                                                                             0.05
10/00                                                                            0.05
11/00                                                                            0.05
12/00                                                                            0.05

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                     DECEMBER 31, 2000                  DECEMBER 31, 1999
                                                                     -----------------                  -----------------
Utilities                                                                  11.70                              14.60
Consumer Services                                                           7.60                              13.90
Raw Materials/Processing Industries                                         5.40                               5.80
Consumer Distribution                                                       3.80                               4.20
Transportation                                                              3.30                               1.70

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--December 1990 through December 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
12/90                                                                      6.6600                             5.6300
                                                                           7.0500                             6.3800
                                                                           7.2800                             7.0000
                                                                           7.5700                             7.5000
12/91                                                                      7.7000                             7.3800
                                                                           7.8500                             7.7500
                                                                           7.9300                             8.1300
                                                                           8.0300                             8.2500
12/92                                                                      7.8500                             7.6300
                                                                           8.0300                             7.8800
                                                                           8.1700                             8.1300
                                                                           8.0800                             7.2500
12/93                                                                      8.1600                             7.7500
                                                                           7.9200                             7.0000
                                                                           7.7200                             7.0000
                                                                           7.4300                             7.2500
12/94                                                                      7.2800                             6.5000
                                                                           7.5000                             7.2500
                                                                           7.7600                             7.2500
                                                                           7.8400                             7.3800
12/95                                                                      7.9400                             7.2500
                                                                           7.8100                             7.3800
                                                                           7.7000                             7.2500
                                                                           7.8400                             7.2500
12/96                                                                      7.9800                             7.5000
                                                                           7.5000                             7.5000
                                                                           7.9700                             7.6900
                                                                           8.1000                             7.6900
12/97                                                                      8.0500                             8.0000
                                                                           8.1800                             8.1900
                                                                           8.1700                             7.8100
                                                                           7.8700                             7.6300
12/98                                                                      7.8400                             7.7500
                                                                           7.7500                             7.0000
                                                                           7.5100                             6.8800
                                                                           7.3900                             6.3800
12/99                                                                      7.2500                             5.6900
                                                                           7.2300                             6.1875
                                                                           7.1200                             6.5625
                                                                           7.0600                             6.5625
12/00                                                                      6.8500                             6.5625

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]
                                                               [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN
KAMPEN INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC
FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S
RETURN DURING THE PAST 12 MONTHS. THE TEAM IS LED BY PETER
EHRET, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST
SINCE JUNE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. HE IS JOINED BY TED V. MUNDY III, PORTFOLIO MANAGER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The trust's performance in the
past fiscal year was a product of the balance between the two main components of its portfolio, the government securities portion--which is a mix of Treasuries and mortgage-backed securities--and the high-yield bond component. While government securities, especially longer-term Treasury bonds, posted excellent returns over the past 12 months, the year 2000 goes down as one of the worst ever in the high-yield bond market.

    Treasury securities were the strongest sector of the fixed-income markets this past year, aided by the government's decision to buy back long-term debt. The buyback involved primarily Treasuries with 20- to 30-year maturities, which created greater demand for long-term Treasury bonds, though it boosted Treasuries in general. By the end of the year, rising Treasury prices had widened the yield spread between Treasuries and corporate bonds to a 10-year high, and the spread relative to high-yield bonds was near an all-time high.

    At the same time, the Federal Reserve Board pushed short-term interest rates higher over the first half of the year, which contributed to an inversion of the Treasury market yield curve (that is, short-term rates were higher than long-term rates).

    Another factor contributing to the strong performance of Treasuries was the growing uneasiness of the stock and credit markets. Many equities saw steep declines from their peaks, and the credit markets saw a worsening outlook for corporate bond creditworthiness. This uncertainty triggered a "flight to quality" as investors flocked to the relative safety and stability of the government securities market.

    Returns for high-yield securities were negative overall this year, and they significantly underperformed other fixed-income investments. Expectations of credit deterioration led to a decline in high-yield bond valuations, a trend that was exacerbated by investors taking money out of the market by redeeming shares of high-yield mutual funds. These mutual fund redemptions left insurance companies, pension funds, and other large institutional investors to pick up the investment slack, albeit at lower prices.

    On the bright side, the high-yield market ended 2000 on a relatively strong note. Returns for December were among the year's best, as investors came back to a market that many feel was oversold during the year's final quarter. In many cases, the prolonged sell-off in the high-yield market whittled bond prices down to sharp discounts and boosted yields to record levels (by some measures) compared to U.S. Treasury note yields.

    The trust continued to provide shareholders with an attractive level of income. The trust's monthly dividend of $0.0500 per share, unchanged over the past fiscal year, translates to a distribution rate of 9.14 percent based on the trust's closing market price on December 31, 2000.

    For the 12 months through December 31, 2000, the trust produced a total return of 26.59 percent based on market price. This reflects an increase in market price from $5.6875 per share on December 31, 1999, to $6.5625 per share on December 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE TRUST DURING THIS PERIOD?

A   In general, 2000 was a punishing
year for wrong calls on the credit quality of high-yield bonds. This market environment intensified our research and slowed our normal investment process, as we were especially thorough in evaluating the credit strength of available bonds.

    Credit risk continued to increase overall in 2000, although not for all companies or all industries. For example, credit problems grew significantly for telecommunications companies while decreasing generally for energy companies. Some of the sources of increased credit risk were lower underlying equity valuations reflecting the stock market's weak year and highly competitive conditions in many industries. For energy companies, however, the recovery in energy prices led to significantly higher valuations.

    Many telecommunications companies suffered through a weak second half of the year. Some of the same companies that led performance upward in 1999, led performance downward in 2000. PSInet, ICG Communications and Primus were three of the trust's holdings that reflected the difficult environment in the telecommunications sector.

Fortunately, the trust also held some telecom issues that performed quite well, such as Verio, a data telecom firm whose bonds were tendered, and Clearnet, a wireless telecom company whose bonds were called (both at substantial premiums). The trust held other securities that performed well considering the difficult market, including Global Crossing, a long-distance telephone company, and several other wireless names, including Price Communications, Microcell, Nextel Communications and Triton Communications.

    The mortgage market, which is made up of securities backed by mortgages issued and/or guaranteed by government agencies, also lagged Treasuries throughout the year. Investors became wary when legislation was introduced in Congress aimed at controlling the ability of these government-sponsored enterprises to expand into new markets and to provide greater oversight of the risk they take in their mortgage portfolios. Then, in the second half of the year, declining interest rates increased the likelihood that underlying mortgage loans would be repaid early as more homeowners refinance their mortgages. This "prepayment risk" weakened support for the mortgage sector.

Q  WHAT SPECIFIC STRATEGIES DID
    YOU EMPLOY IN POSITIONING THE PORTFOLIO?

A   Given the year's difficult high-yield
market, we focused on carefully monitoring the risk level of the portfolio. To this end, we continued to enhance the portfolio's diversification during 2000, particularly within the trust's high-yield component. We broadened the portfolio's presence in the more defensive sectors, such as energy, and in those sectors that were underrepresented within the portfolio, such as housing and broadcasting.

    Other defensive moves included reducing the trust's exposure to the telecommunications sector over the summer and increasing the trust's cash holdings. While the trust is usually very close to being fully invested, its cash and cash equivalent position at year-end was approximately 4 percent of net assets.

    Over the course of the year, we moved a portion of the trust's assets out of the high-yield sector and into government securities, which helped dilute the impact of the high-yield market's poor performance. By December 31, 2000, the trust had roughly 49 percent of net assets in high-yield securities and 51 percent in the government sector. Overall, this represents a fairly defensive posture, as the trust's weighting in high-yield bonds is usually higher and its cash position is usually lower.

    The trust's government securities component has typically been the anchor of the portfolio in terms of credit quality and relative price stability. This past year, however, it also provided the bonus of relatively high incremental returns.

    The trust started the year with an overweighting in high-coupon mortgage securities, and added some lower-coupon mortgages in the 15-year sector. To add yield, we moved out on the yield curve and increased the trust's allocation to longer-term Treasuries, which enabled us to increase the portfolio's duration (a measure of its sensitivity to interest rate changes) efficiently. As it turned out, long-term Treasuries outperformed all other fixed-income sectors over the first half of the year.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE TRUST IN THE MONTHS AHEAD?

A   In general, we are cautiously
optimistic. We anticipate further slowing in the economy, prompting the Federal Reserve Board to ease short-term interest rates. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.) If the economy weakens too much, however, a rough road could lie ahead, because a recessionary period would make it more difficult for companies to repay their high-yield debt.

    Still, we expect that many quality companies will continue to perform well, despite the troubles of the overall high-yield market, providing the potential for improved returns. Default concerns are likely to remain, but their impact on high-yield bond prices should be limited, especially given how much credit risk has already been priced into the market. With the improvement of the market in late December, we will consider increasing the trust's high-yield allocation to a level that is more typical for this portfolio.

    We want to do our best to ensure that the trust will perform well in whatever market environment we encounter, including what might be a sustained high-yield rally made possible by severely depressed prices. The historically wide spreads between the yields of high-yield securities and Treasury securities suggest the potential for a substantial rebound in the near term.

    If the Fed implements a series of rate cuts, the Treasury yield curve will probably steepen overall, with long-term rates and short-term rates returning to their normal relationship (that is, long rates higher than short rates). When rates decline, mortgage prepayment risk rises, but we expect to supplement the income component of the portfolio by keeping a portion of the trust's assets invested in mortgage-backed securities. As the economy recovers and the markets turn more positive, we will be poised to allocate a greater portion of the portfolio to mortgages, which have tended to perform better in a growth-oriented, rising rate environment.

    We also expect the government's Treasury buybacks to continue, especially at the longer end of the yield curve, which may add price support to longer-term Treasury securities by decreasing their supply.

    We expect new issuance to hold up well in both the high-yield and government sectors, and the high level of investors' cash that has been on the sidelines should help support the markets. Clearly, as attractive opportunities arise over time, the trust is well positioned to put its cash back to work in the marketplace. As always, we will continue to focus on providing added value for trust shareholders through our diligent research and prudent investment process.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT-QUALITY RISK: The possibility that a bond issuer will fail to pay the bond's principal or interest in a timely manner.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FLIGHT TO QUALITY: The flow of funds toward safer investments in times of marketplace uncertainty or fear.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

TENDER: A general offer made to a firm's shareholders to buy their stock at a price higher than the current market price.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)    DESCRIPTION                      COUPON          MATURITY            VALUE
         DOMESTIC CORPORATE BONDS (US $)  34.5%
         CONSUMER DISTRIBUTION  2.6%
$ 500    Aurora Foods, Inc., Ser D.....     9.875%  02/15/07               $    362,500
  500    Big 5 Corp., Ser B............    10.875   11/15/07                    445,000
  795    Chiquita Brands International,
         Inc. .........................    10.000   06/15/09                    279,244
  400    Fleming Cos., Inc. ...........    10.625   12/15/01                    390,000
  150    K-Mart Corp. .................     8.375   12/01/04                    134,250
  275    Luiginos, Inc. ...............    10.000   02/01/06                    218,625
  140    Musicland Group...............     9.000   06/15/03                    137,900
  600    Pantry, Inc. .................    10.250   10/15/07                    564,000
  250    Saks, Inc. ...................     7.000   07/15/04                    181,250
                                                                           ------------
                                                                              2,712,769
                                                                           ------------
         CONSUMER DURABLES  1.9%
1,010    Aetna Industries, Inc. .......    11.875   10/01/06                    530,250
  250    Cambridge Industries, Inc.,
         Ser B (a) (b).................    10.250   07/15/07                     51,250
  250    Del Webb Corp. ...............     9.750   03/01/03                    240,312
1,000    Sleepmaster LLC, Ser B........    11.000   05/15/09                    800,000
  535    Venture Holdings Trust........    12.000   06/01/09                    160,500
  535    Venture Holdings Trust, Ser
         B.............................     9.500   07/01/05                    224,700
                                                                           ------------
                                                                              2,007,012
                                                                           ------------
         CONSUMER NON-DURABLES  1.7%
  850    Consoltex Group, Inc., Ser
         B.............................    11.000   10/01/03                    238,000
  375    Del Monte Corp. ..............    12.250   04/15/07                    395,625
  250    Delta Mills, Inc., Ser B......     9.625   09/01/07                    218,750
  500    Dyersburg Corp., Ser B (a)....     9.750   09/01/07                     25,000
  350    National Wine & Spirits,
         Inc. .........................    10.125   01/15/09                    301,000
  500    Outsourcing Services Group,
         Inc., Ser B...................    10.875   03/01/06                    355,000
  500    Scovill Fasteners, Inc. ......    11.250   11/30/07                    237,500
                                                                           ------------
                                                                              1,770,875
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)    DESCRIPTION                      COUPON          MATURITY            VALUE
         CONSUMER SERVICES  7.0%
$ 150    Agrosy Gaming Co. ............    10.750%  06/01/09               $    156,750
  300    Amazon.Com., Inc. (c).........  0/10.000   05/01/08                    147,000
  250    Autotote Corp., 144A--Private
         Placement (d).................    12.500   08/15/10                    242,500
1,250    Booth Creek Ski Holdings,
         Inc., Ser B...................    12.500   03/15/07                    925,000
  910    Charter Communication Holdings
         LLC...........................     8.250   04/01/07                    832,650
  175    Classic Cable, Inc., Ser B....     9.375   08/01/09                     80,500
  300    Echostar DBS Corp. ...........     9.250   02/01/06                    291,750
  750    Frontiervision Holdings L.P.
         (c)...........................  0/11.875   09/15/07                    648,750
  250    Frontiervision Holdings L.P.,
         Ser B (c).....................  0/11.875   09/15/07                    216,250
  500    Isle of Capri Casinos,
         Inc. .........................     8.750   04/15/09                    447,500
  300    James Cable Partners L.P., Ser
         B.............................    10.750   08/15/04                    189,000
  275    Majestic Star Casino LLC, Ser
         B.............................    10.875   07/01/06                    243,375
  310    Mandalay Resort Group, Ser
         B.............................    10.250   08/01/07                    309,225
  500    Muzak LLC.....................     9.875   03/15/09                    440,000
  365    Northland Cable Television,
         Inc. .........................    10.250   11/15/07                    248,200
1,000    Park N View, Inc., Ser
         B (a) (b).....................    13.000   05/15/08                     50,000
  180    Park Place Entertainment
         Corp. ........................     7.875   12/15/05                    177,525
  250    Park Place Entertainment
         Corp. ........................     8.875   09/15/08                    253,750
  375    Premier Parks, Inc. ..........     9.250   04/01/06                    360,937
  250    Sinclair Broadcast Group......    10.000   09/30/05                    245,000
  500    Tele-Communications, Inc. ....     9.250   01/15/23                    530,682
  225    United International Holdings,
         Inc., Ser B...................    10.750   02/15/08                     91,125
  250    Young America Corp., Ser B....    11.625   02/15/06                     67,500
  145    Ziff Davis, Inc. .............    12.000   07/15/10                    116,000
                                                                           ------------
                                                                              7,310,969
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)    DESCRIPTION                      COUPON          MATURITY            VALUE
         ENERGY  2.0%
$ 280    Cheasapeake Energy Corp., Ser
         B.............................     9.625%  05/01/05               $    289,800
  250    Frontier Oil Corp. ...........    11.750   11/15/09                    251,875
  175    Grant Prideco, Inc.,
         144A--Private Placement (d)...     9.625   12/01/07                    180,687
  515    KCS Energy, Inc., Ser B (a)
         (b)...........................    11.000   01/15/03                    556,200
  300    R & B Falcon Corp. ...........     9.500   12/15/08                    330,000
  500    R & B Falcon Corp., Ser B.....     6.500   04/15/03                    485,000
                                                                           ------------
                                                                              2,093,562
                                                                           ------------
         FINANCE  1.2%
1,075    Americo Life, Inc. ...........     9.250   06/01/05                  1,010,500
  225    Labranche & Co., Inc. ........    12.000   03/02/07                    237,375
                                                                           ------------
                                                                              1,247,875
                                                                           ------------
         HEALTHCARE  0.4%
  250    Iaisis Healthcare Corp. ......    13.000   10/15/09                    232,500
  250    Tenet Healthcare Corp. .......     8.000   01/15/05                    253,750
                                                                           ------------
                                                                                486,250
                                                                           ------------
         PRODUCER MANUFACTURING  1.3%
  200    Compass Aerospace Corp. ......    10.125   04/15/05                     40,000
  250    Eagle-Picher Industries,
         Inc. .........................     9.375   03/01/08                    180,000
  750    GS Technologies Operating,
         Inc. .........................    12.000   09/01/04                     63,750
  250    Hovnanian K Enterprises, Inc.,
         144A--Private Placement (d)...    10.500   10/01/07                    230,000
  810    IMO Industries, Inc. .........    11.750   05/01/06                    814,050
                                                                           ------------
                                                                              1,327,800
                                                                           ------------
         RAW MATERIALS/PROCESSING INDUSTRIES  4.2%
  250    Anvil Knitwear, Inc., Ser B...    10.875   03/15/07                    215,000
  500    Doe Run Resources Corp., Ser
         B.............................    11.250   03/15/05                    240,000
  275    Fonda Group, Inc., Ser B......     9.500   03/01/07                    215,875
  160    Hercules, Inc., 144A--Private
         Placement (d).................    11.125   11/15/07                    158,400
  100    ISP Holdings, Inc., Ser B.....     9.750   02/15/02                     83,000

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)    DESCRIPTION                      COUPON          MATURITY            VALUE
         RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
$1,000   Kaiser Aluminum & Chemical,
         Inc. .........................     9.875%  02/15/02               $    930,000
  250    Pioneer Americas Acquisition
         Corp., Ser B (a)..............     9.250   06/15/07                     52,500
  670    Printpack, Inc., Ser B........    10.625   08/15/06                    629,800
  750    Radnor Holdings, Corp., Ser
         B.............................    10.000   12/01/03                    630,000
  250    Repap New Brunswick, Inc. ....     9.000   06/01/04                    260,000
  250    Republic Technologies
         International, Inc. ..........    13.750   07/15/09                     28,750
  500    Sweetheart Cup, Inc. .........    10.500   09/01/03                    440,000
  250    Tekni-Plex, Inc., Ser B.......    12.750   06/15/10                    201,250
  450    WHX Corp. ....................    10.500   04/15/05                    292,500
                                                                           ------------
                                                                              4,377,075
                                                                           ------------
         TECHNOLOGY  0.8%
  250    Exodus Communications, Inc.,
         144A--Private Placement (d)...    11.625   07/15/10                    226,250
1,160    PSINET, Inc. .................    10.500   12/01/06                    324,800
  250    Tektronix, Inc. ..............     7.625   08/15/02                    250,313
                                                                           ------------
                                                                                801,363
                                                                           ------------
         TRANSPORTATION  2.1%
  200    Atlas Air, Inc. ..............     9.250   04/15/08                    195,000
  500    Atlas Air, Inc. ..............    10.750   08/01/05                    517,500
  999    Greyhound Lines, Inc., Ser
         B.............................    11.500   04/15/07                    734,265
  810    United States Air, Inc. ......     9.625   02/01/01                    810,000
                                                                           ------------
                                                                              2,256,765
                                                                           ------------
         UTILITIES  9.3%
  250    AES Corp. ....................     8.750   12/15/02                    251,250
  300    AES Corp. ....................     9.500   06/01/09                    309,000
  425    Airgate PCS, Inc. (c).........  0/13.500   10/01/09                    248,625
  250    Calpine Corp. ................     9.250   02/01/04                    249,375
  400    Centennial Communications
         Corp. ........................    10.750   12/15/08                    376,000
1,000    Crown Castle International
         Corp. (c).....................  0/10.625   11/15/07                    800,000
  400    E. Spire Communications,
         Inc. (c)......................  0/13.000   11/01/05                    144,000
  495    Focal Communications, Ser B...    11.875   01/15/10                    346,500
  400    Globix Corp. .................    12.500   02/01/10                    168,000
   55    GST Telecommunications, Inc.,
         144A--Private Placement (a)
         (d)...........................    13.875   12/15/05                      1,100

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)    DESCRIPTION                      COUPON          MATURITY            VALUE
         UTILITIES (CONTINUED)
$ 250    ICG Holdings, Inc. (a) (b)....    13.500%  09/15/05               $     30,000
1,170    Intermedia Communications,
         Inc. (c)......................  0/12.500   05/15/06                    824,850
  425    IPCS, Inc., 144A--Private
         Placement (d).................    14.000   07/15/10                    180,625
  515    Metromedia Fiber Network,
         Inc. .........................    10.000   12/15/09                    442,900
  750    MGC Communications, Inc., Ser
         B.............................    13.000   10/01/04                    378,750
  300    Nextel Communications,
         Inc. .........................     9.375   11/15/09                    282,000
  480    Nextlink Communications,
         Inc. .........................    10.500   12/01/09                    384,000
1,000    NTL, Inc., Ser B (c)..........  0/11.500   02/01/06                    875,000
  160    Pegasus Communications Corp.,
         Ser B.........................     9.625   10/15/05                    149,600
  750    Price Communications
         Wireless......................    11.750   07/15/07                    817,500
  240    Primus Telecommunications
         Group.........................    11.250   01/15/09                     68,400
  175    Primus Telecommunications
         Group.........................    11.750   08/01/04                     49,875
  250    Rural Cellular Corp. .........     9.625   05/15/08                    233,750
  750    SBA Communications Corp.
         (c)...........................  0/12.000   03/01/08                    585,000
  250    Spectrasite Holdings, Inc.,
         144A--Private Placement (d)...    12.500   11/15/10                    249,375
1,000    Startec Global
         Communications................    12.000   05/15/08                    580,000
  250    Telecorp PCS, Inc. ...........    10.625   07/15/10                    254,688
  250    Triton PCS, Inc. (c)..........  0/11.000   05/01/08                    198,750
  190    US Unwired, Inc., Ser B (c)...  0/13.375   11/01/09                     86,450
  275    Williams Communications Group,
         Inc. .........................    11.700   08/01/08                    218,625
                                                                           ------------
                                                                              9,783,988
                                                                           ------------
TOTAL DOMESTIC CORPORATE BONDS  34.5%...................................     36,176,303
                                                                           ------------
         FOREIGN BONDS AND DEBT SECURITIES (US $)  8.6%
         ARGENTINA  0.4%
  500    Disco S.A. ...................     9.125   05/15/03                    455,000
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)    DESCRIPTION                      COUPON          MATURITY            VALUE
         BERMUDA  1.1%
$ 670    Global Crossing Holdings
         Ltd. .........................     9.125%  11/15/06               $    643,200
  750    Pegasus Shipping Hellas Ltd.,
         Ser A (a).....................    11.875   11/15/04                    273,750
  250    Sea Containers Ltd., Ser B....    12.500   12/01/04                    192,500
                                                                           ------------
                                                                              1,109,450
                                                                           ------------
         BRAZIL  0.7%
  230    Mrs Logistica, Ser B,
         144A--Private Placement (d)...    10.625   08/15/05                    187,450
  500    Multicanal Participacoes, Ser
         B.............................    12.625   06/18/04                    512,500
                                                                           ------------
                                                                                699,950
                                                                           ------------
         CANADA  1.8%
  200    360 Networks, Inc. ...........    13.000   05/01/08                    162,000
  775    Acetex Corp. .................     9.750   10/01/03                    724,625
  250    Doman Industries Ltd. ........    12.000   07/01/04                    243,750
   78    Hurricane Hydrocarbons Ltd.,
         144A--Private Placement (d)...    16.000   12/31/01                     76,973
  250    Hydrochem Industrial Services,
         Inc., Ser B...................    10.375   08/01/07                    188,750
  500    Microcell Telecommunications,
         Ser B (c).....................  0/14.000   06/01/06                    480,000
                                                                           ------------
                                                                              1,876,098
                                                                           ------------
         CHINA  0.4%
1,000    Cathay International Ltd.,
         144A--Private Placement (d)...    13.500   04/15/08                    410,000
                                                                           ------------

         MEXICO  1.3%
  500    Cemex Corp., 144A--Private
         Placement (d).................     8.625   07/18/03                    503,125
  750    Gruma SA de CV................     7.625   10/15/07                    585,000
  250    Vicap SA......................    10.250   05/15/02                    242,500
                                                                           ------------
                                                                              1,330,625
                                                                           ------------
         NETHERLANDS  0.7%
  500    Hermes Europe Railtel BV......    11.500   08/15/07                    212,500
  560    Netia Holdings BV, Ser B
         (c)...........................  0/11.250   11/01/07                    364,000
  170    Netia Holdings BV, Ser B......    10.250   11/01/07                    127,500
  275    United Pan Europe
         Communication, Ser B (c)......  0/12.500   08/01/09                     83,875
                                                                           ------------
                                                                                787,875
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)    DESCRIPTION                      COUPON          MATURITY            VALUE
         SINGAPORE  0.2%
$ 250    Flextronics International
         Ltd., Ser B...................     8.750%  10/15/07               $    241,250
                                                                           ------------

         SWEDEN  0.4%
  500    Stena AB......................    10.500   12/15/05                    452,500
                                                                           ------------

         UNITED KINGDOM  1.6%
  300    Cenargo International PLC.....     9.750   06/15/08                    235,500
  250    Diamond Cable Communication
         Co. ..........................    11.750   12/15/05                    221,250
1,000    Filtronic PLC.................    10.000   12/01/05                    770,000
  500    Telewest Communications PLC
         (c)...........................  0/11.000   10/01/07                    442,500
                                                                           ------------
                                                                              1,669,250
                                                                           ------------

TOTAL FOREIGN BONDS AND DEBT SECURITIES  8.6%...........................      9,031,998
                                                                           ------------

         U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  50.6%
2,122    Federal Home Loan Mortgage
         Corp. ........................     7.000   06/01/28 to 11/01/28      2,129,444
  455    Federal National Mortgage
         Association 15 Year Pools.....     7.000   03/01/15                    459,263
2,448    Federal National Mortgage
         Association Pools.............     6.000   04/01/28 to 12/01/28      2,370,442
  499    Federal National Mortgage
         Association Pools.............     6.500   06/01/15                    499,004
4,001    Federal National Mortgage
         Association Pools.............     7.000   04/01/15 to 04/01/30      4,023,271
2,500    Federal National Mortgage
         Association Pools.............     7.250   05/15/30                  2,845,950
  965    Federal National Mortgage
         Association Pools.............     7.500   03/01/15 to 06/01/15        984,772
9,347    Government National Mortgage
         Association Pools.............     6.500   01/15/28 to 08/15/29      9,247,581
  998    Government National Mortgage
         Association Pools.............     7.000   07/15/29 to 01/15/30      1,002,339
3,915    Government National Mortgage
         Association Pools.............     7.500   07/15/23 to 09/15/29      3,983,796
2,477    Government National Mortgage
         Association Pools.............     8.000   03/15/17 to 10/15/22      2,542,517

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)    DESCRIPTION                      COUPON          MATURITY            VALUE
         U.S. GOVERNMENT AND GOVERNMENT AGENCY
         OBLIGATIONS (CONTINUED)
$ 838    Government National Mortgage
         Association Pools.............     8.500%  01/15/23 to 12/15/24   $    863,613
1,706    Government National Mortgage
         Association Pools.............     9.000   05/15/16 to 12/15/24      1,796,158
  340    Government National Mortgage
         Association Pools.............     9.500   11/15/09 to 06/15/19        358,027
7,300    United States Treasury Bond...     6.375   08/15/27                  8,102,197
3,000    United States Treasury Bond...     7.500   11/15/16                  3,621,690
3,500    United States Treasury Bond...     7.250   05/15/16                  4,124,330
3,000    United States Treasury Bond...     8.875   02/15/19                  4,127,490
                                                                           ------------

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  50.6%..........     53,081,884
                                                                           ------------
EQUITIES (US $)  0.5%
AT & T Canada, Inc., Class B-ADR (Canada) (857 ADR Common shares) (e)...   $     25,014
Aurora Foods, Inc. (8,855 Common Shares) (e)............................         21,585
Dairy Mart Convenience Stores, Inc. (1,666 Common Stock Warrants) (e)...          1,416
HF Holdings, Inc. (5,260 Common Stock Warrants) (e).....................          5,786
McLeodUSA, Inc. (8,847 Common Shares) (e)...............................        119,879
NTL, Inc., 144A-Private Placement (1,188 Common Stock Warrants) (d)
(e).....................................................................         21,980
Optel, Inc. (500 Common Shares) (e).....................................            500
Park N View, Inc., 144A--Private Placement (1,000 Common Stock Warrants)
  (d) (e)...............................................................            250
Pathmark Stores, Inc. (14,709 Common Stock Warrants) (e)................         70,395
Pathmark Stores, Inc. (14,306 Common Shares) (e)........................        236,049
Republic Technologies International, Inc. (250 Common Stock Warrants)
  (e)...................................................................              2
Star Gas Partners, LP (143 Limited Partnership Interest Units)..........          2,503
Startec Global Communications (1,000 Common Stock Warrants) (e).........          1,500
                                                                           ------------

TOTAL EQUITIES..........................................................        506,859
                                                                           ------------

TOTAL LONG-TERM INVESTMENTS  94.2%
  (Cost $111,853,578)...................................................     98,797,044

REPURCHASE AGREEMENT  4.1%
Bank of America ($4,245,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $4,247,264)
  (Cost $4,245,000).....................................................      4,245,000
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000

                                                                             MARKET
             DESCRIPTION                                                     VALUE
TOTAL INVESTMENTS  98.3%
  (Cost $116,098,578)..................................................   $103,042,044

OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%............................      1,766,634
                                                                          ------------

NET ASSETS  100.0%.....................................................   $104,808,678
                                                                          ============

(a) Non-income producing as security is in default.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) Non-income producing security.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $116,098,578).......................  $103,042,044
Interest Receivable.........................................     1,913,389
Other.......................................................        13,808
                                                              ------------
    Total Assets............................................   104,969,241
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        57,625
  Custodian Bank............................................         9,317
  Affiliates................................................           947
Accrued Expenses............................................        58,946
Trustees' Deferred Compensation and Retirement Plans........        33,728
                                                              ------------
    Total Liabilities.......................................       160,563
                                                              ------------
NET ASSETS..................................................  $104,808,678
                                                              ============
NET ASSETS CONSIST OF:
Common Shares (No par value with unlimited shares
  authorized, 15,308,194 shares issued and outstanding).....  $122,319,054
Accumulated Undistributed Net Investment Income.............       715,783
Accumulated Net Realized Loss...............................    (5,169,625)
Net Unrealized Depreciation.................................   (13,056,534)
                                                              ------------
NET ASSETS..................................................  $104,808,678
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($104,808,678 divided by
  15,308,194 shares outstanding)............................  $       6.85
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $ 10,184,198
Other.......................................................       111,259
                                                              ------------
    Total Income............................................    10,295,457
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       707,318
Administrative Fee..........................................        73,294
Trustees' Fees and Related Expenses.........................        27,591
Custody.....................................................        22,317
Legal.......................................................         4,702
Other.......................................................       204,821
                                                              ------------
    Total Expenses..........................................     1,040,043
    Less Credits Earned on Cash Balances....................           599
                                                              ------------
    Net Expenses............................................     1,039,444
                                                              ------------
NET INVESTMENT INCOME.......................................  $  9,256,013
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:..........................
Net Realized Loss...........................................  $ (1,316,010)
                                                              ------------
Unrealized Appreciation/Depreciation:.......................
  Beginning of the Period...................................    (8,056,116)
  End of the Period.........................................   (13,056,534)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (5,000,418)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (6,316,428)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  2,939,585
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2000    DECEMBER 31, 1999
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  9,256,013         $  9,786,650
Net Realized Loss................................     (1,316,010)          (1,758,573)
Net Unrealized Depreciation During the Period....     (5,000,418)          (7,772,541)
                                                    ------------         ------------
Change in Net Assets from Operations.............      2,939,585              255,536

Distributions from Net Investment Income.........     (9,184,487)          (9,184,551)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (6,244,902)          (8,929,015)
NET ASSETS:
Beginning of the Period..........................    111,053,580          119,982,595
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $715,783
  and $727,515, respectively)....................   $104,808,678         $111,053,580
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                         ------------------------------------------------
                                          2000       1999       1998      1997      1996
                                         ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................    $  7.25    $  7.84    $ 8.05    $ 7.93    $ 7.94
                                         -------    -------    ------    ------    ------
  Net Investment Income..............        .60        .64       .66       .66       .66
  Net Realized and Unrealized
    Gain/Loss........................       (.40)      (.63)     (.22)      .18      (.01)
                                         -------    -------    ------    ------    ------
Total from Investment Operations.....        .20        .01       .44       .84       .65
Less Distributions from Net
  Investment Income..................        .60        .60       .65       .72       .66
                                         -------    -------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...    $  6.85    $  7.25    $ 7.84    $ 8.05    $ 7.93
                                         =======    =======    ======    ======    ======

Market Price Per Share at End of the
  Period.............................    $6.5625    $5.6875    $7.750    $8.000    $7.500
Total Investment Return at Market
  Price (a) (c)......................     26.59%    -19.81%     5.05%    16.97%    12.95%
Total Return at Net Asset Value (b)
  (c)................................      2.80%     -0.11%     5.51%    11.32%     8.61%
Net Assets at End of the Period (In
  millions)..........................    $ 104.8    $ 110.9    $120.0    $123.1    $121.2
Ratio of Expenses to Average Net
  Assets.............................       .96%       .95%      .96%      .91%     1.00%
Ratio of Net Investment Income to
  Average Net Assets.................      8.51%      8.46%     8.17%     8.32%     8.40%
Portfolio Turnover...................        60%        28%       47%       55%       36%

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period,and sale of all shares at the end of the period, all at NAV.

(c) Prior to fiscal year end 1992, this was not a required disclosure.

YEAR ENDED DECEMBER 31,
-----------------------------------------------
      1995     1994     1993     1992     1991
-----------------------------------------------
     $ 7.28   $ 8.15   $ 7.85   $ 7.70   $ 6.66
     ------   ------   ------   ------   ------
        .65      .65      .78      .85      .88
        .66     (.86)     .29      .16     1.05
     ------   ------   ------   ------   ------
       1.31     (.21)    1.07     1.01     1.93
        .65      .66      .77      .86      .89
     ------   ------   ------   ------   ------
     $ 7.94   $ 7.28   $ 8.15   $ 7.85   $ 7.70
     ======   ======   ======   ======   ======

     $7.250   $6.500   $7.750   $7.625   $7.375
     21.83%   -8.06%   11.82%   15.22%       --
     19.13%   -2.08%   14.36%   13.61%       --
     $121.4   $111.4   $124.7   $119.6   $116.3
       .94%     .96%    1.00%     .99%    1.03%
      8.50%    7.94%    8.99%   10.71%   12.11%
        34%      45%      53%      54%      50%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide current income through investing in a portfolio of U.S. Government securities and in corporate fixed income securities, including high-yielding, lower rated or nonrated securities believed not to involve undue risk to income or principal.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices or, if not available, at their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Trust investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2000, there were no when-issued or delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments whereby the Trust acquires ownership of a debt security and the seller

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

    In November, 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Trust currently does not amortize premiums on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Trust has not completed its analysis of the impact of this accounting change.

    The revised version of the Guide will also require paydown gains and losses on mortgage- and asset-backed securities to be presented as interest income. Currently, paydown gains and losses on mortgage- and asset-backed securities are shown as a component of realized gain/loss. Had the Trust adopted this policy during the fiscal year ended December 31, 2000, interest income would have increased and realized gain/loss would have decreased by $35,719.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $4,863,189 which will expire between December 31, 2002 and December 31, 2008. Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $116,213,085, the aggregate gross unrealized appreciation is $3,321,751 and the aggregate gross unrealized depreciation is $16,492,792, resulting in net unrealized depreciation on long- and short-term investments of $13,171,041.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends monthly from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Net permanent book and tax differences relating to paydowns on mortgage-backed securities and consent fee income totaling $104,924 were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent book and tax difference relating to expenses that are not deductible for tax purposes totaling $21,666 was reclassified from accumulated undistributed net investment income to capital.

F. EXPENSE REDUCTION During the period ended December 31, 2000, the Trust's custody fee was reduced by $599 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average weekly net assets of the Trust. Until September 1,

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

2000 the Trust paid a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .10% of the first $250 million and .05% of the amount in excess of $250 million of the average net assets of the Trust. This administrative fee was eliminated effective September 1, 2000.

    For the year ended December 31, 2000, the Trust recognized expenses of approximately $4,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended December 31, 2000, the Trust recognized expenses of approximately $15,500 representing Van Kampen's cost of providing accounting services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to deter all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $62,823,298 and $62,639,335, respectively.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Income Trust (the "Trust"), including the portfolio of investments, as of December 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to December 31, 2000 were audited by other auditors whose report, dated February 15, 2000, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Trust's custodian, and through the performance of other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Income Trust as of December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 16, 2001

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT

EQUISERVE LP
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2001. All rights reserved.